UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):    August 14, 2002

i2 Technologies, Inc.
(Exact name of registrant as specified in its charter)

Delaware	0-28030	75-2294945
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

One i2 Place 11701 Luna Road Dallas, Texas		75234
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code:    (469) 357-1000

The information in this Current Report on Form 8-K, including the exhibits, is furnished pursuant to Item 9 and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “1934 Act”), or otherwise subject to the liabilities under that Section. Furthermore, the information in this Current Report on Form 8-K, including the exhibits, shall not be deemed to be incorporated by reference into the filings of i2 Technologies, Inc. under the Securities Act of 1933, as amended.

ITEM 7.    FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(c)    Exhibits

99.1	Certification of Sanjiv S. Sidhu, Chairman, Chief Executive Officer and President of i2 Technologies, Inc., dated August 14, 2002, pursuant to 18 U.S.C. Section 1350

99.2	Certification of William M. Beecher, Executive Vice President and Chief Financial Officer of i2 Technologies, Inc., dated August 14, 2002, pursuant to 18 U.S.C. Section 1350

ITEM 9.    REGULATION FD DISCLOSURE

On August 14, 2002, Sanjiv S. Sidhu, Chairman, Chief Executive Officer and President of i2 Technologies, Inc. (the “Company”) and William M. Beecher, Executive Vice President and Chief Financial Officer of the Company, each furnished to the Securities and Exchange Commission personal certifications pursuant to 18 U.S.C. Section 1350. Copies of the certifications are included in this Form 8-K as Exhibits 99.1 and 99.2.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, hereunto duly authorized.

i2 TECHNOLOGIES, INC.

Dated: August 14, 2002

By:	/s/ WILLIAM M. BEECHER
William M. Beecher
Executive Vice President and Chief Financial Officer

INDEX TO EXHIBITS

Exhibit Number	Description

99.1	Certification of Sanjiv S. Sidhu, Chairman, Chief Executive Officer and President of i2 Technologies, Inc., dated August 14, 2002, pursuant to 18 U.S.C. Section 1350

99.2	Certification of William M. Beecher, Executive Vice President and Chief Financial Officer of i2 Technologies, Inc., dated August 14, 2002, pursuant to 18 U.S.C. Section 1350

3